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                                                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the Common Stock of Genesis Health Ventures, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of April 5, 2002.

                    HIGHLAND CAPITAL MANAGEMENT, L.P.

                    By: Strand Advisors, Inc., its general partner

                        By:          /s/ James Dondero
                            --------------------------------------------------
                        Name:   James Dondero
                        Title:  President

                    HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                    By: Highland Capital Management, L.P., its general partner
                    By: Strand Advisors, Inc., its general partner

                        By:          /s/ James Dondero
                            --------------------------------------------------
                        Name:   James Dondero
                        Title:  President

                    PROSPECT STREET HIGH INCOME PORTFOLIO INC.


                    By:              /s/ James Dondero
                        ------------------------------------------------------
                    Name:  James Dondero
                    Title: President

                    PCMG TRADING PARTNERS XXIII LP

                    By: Strand Advisors III, Inc., its general partner


                        By:          /s/ James Dondero
                            ---------------------------------------------------
                        Name:   James Dondero
                        Title:  President

                                     /s/ James Dondero
                    -----------------------------------------------------------
                    JAMES DONDERO